UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2007

Western Asset Intermediate Muni Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06506	13-3643581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 291-2556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Intermediate Muni Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events.

On November 19, 2007, Western Asset Intermediate Muni Fund Inc. (the “Fund”) issued a press release announcing the approval by its Board of Directors of a change to one of its fundamental investment policies, subject to stockholder approval at the Fund’s next annual meeting of stockholders to be held in April 2008, as well as changes to its non-fundamental investment policies. The changes to the Fund’s non-fundamental investment policies will be effective as of December 19, 2007.

The press release is also being filed as solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
99.1	Press Release of the Fund dated November 19, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Intermediate Muni Fund Inc.
(Registrant)

Date: November 19, 2007	/s/ William Renahan
(Signature)

	Name:	William Renahan
	Title:	Assistant Secretary

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EXHIBIT INDEX

Exhibit Number
99.1	Press Release of the Fund dated November 19, 2007.

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